UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS

12TH FLOOR

LOS ANGELES, CALIFORNIA 90067

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Ian Fitzgerald 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067	P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (310) 201-4100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Report to Stockholders.

(a)	Report to Stockholders is attached herewith.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

December 31, 2021

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	6
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	19
Audit Opinion	35
Proxy & Portfolio Information	39
Dividend Reinvestment Plan	40
Corporate Information	41
Privacy Notice	42
Directors and Officers	43

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

As of December 31, 2021

Dear Shareholders,

We hope this letter finds you, your families and colleagues safe and healthy. We thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund") and recognize the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

In 2021, the Ares management team at ARDC generated another year of solid performance across ARDC's portfolio of high yield, loan and CLO investments, and we continue to see significant opportunity in the year ahead. This letter provides our assessment of the market environment, trends we expect to develop in 2022, and our portfolio strategy.

Economic Conditions and Market Update

Economic growth remained very strong and above trend in 2021 as consumer spending picked up and unemployment declined to a pandemic era low of 3.9%.1 With estimated real GDP of 6.0% for the fourth quarter and 5.6% for the full year,2 the U.S. economy is on pace for one of the strongest growth rates in decades. Supported by a strong economy, financial asset prices rallied over the course of 2021 as COVID-19 fears eased, demand surged, and monetary policy remained accommodating. The impact of the year's recovery on investor sentiment is illustrated by the performance of U.S. equity markets as the S&P 500 returned 28.7% for the year.

Activity within the corporate credit markets was robust in 2021, marked by record new issue volumes of $465 billion of high yield bonds and $615 billion of institutional loans.3 Credit conditions were benign with annual default rates of 0.27% and 0.48% for high yield bonds and leveraged loans, respectively, as compared to 6.17% and 3.95% in 2020.4 In fact, there were only 21 defaults or distressed exchanges in 2021 totaling $13 billion as compared with 109 defaults or distressed exchanges in 2020 totaling $141 billion. Over the course of the year, both high yield bonds and leveraged loans continued to rally, delivering similar returns of 5.36%5 and 5.40%,6 respectively.

CLO issuance reached record levels as the benefits and resiliency of the CLO structure were demonstrated through the depths of the pandemic. As a result, global CLO issuance volume totaled $535 billion in 2021, surpassing the previous high of $336 billion in 2017.7 Both new issue CLOs and refinance and reset transactions were active. In 2021, 468 new issue CLOs priced globally totaling $229 billion, which compares to $118 billion across 281 transactions in 2020. Refinance and reset transactions totaled $306 billion, comprising 57% of total global issuance volumes, as the potential cost savings offset the wider CLO liabilities.8 CLO performance was also strong as BB CLOs generated returns of 11.20% through December 31, 2021.9

With respect to reference rates, in late July, the Alternative Reference Rates Committee (ARRC) formally recommended Term Secured Overnight Financing Rate (SOFR) as the fallback rate for LIBOR beginning on January 1, 2022, thus paving the way for the issuance of leveraged loans and CLOs linked to Term SOFR. We will continue to monitor the shift to the new SOFR regime and believe this transition will be manageable.

As 2021 drew to a close, the impact of the Omicron variant, supply chain imbalances, rising inflation and the prospects of a less accommodative Fed began to create volatility in the leveraged credit markets. In our view, the economy is transitioning into a reflationary mid-cycle phase that will be accompanied by moderate economic growth and continued attractive corporate earnings growth.

Portfolio Performance and Positioning

For the calendar year ending December 31, 2021, ARDC has generated net investment total returns of 10.28% and market price-based total returns of 23.10%.10 While there is no single established benchmark that reasonably compares to ARDC as a whole, ARDC's high yield and loan segments of the portfolio have outperformed their benchmarks by 96 bps and 61 bps on a gross basis, respectively, in 2021.11 The CLO segment also outperformed the most comparable measure of BB CLO performance by 285 bps based on gross returns, during this period.12

During 2021, we pivoted ARDC's portfolio positioning as the leveraged credit markets adjusted from an economic reopening phase to a reflationary mid-cycle phase. With respect to our asset allocation, we decreased our exposure to bonds by 580 bps and increased our exposure to floating rate loans by 650 bps over the course of the year to enhance performance in an increasing interest rate environment. In addition, due to the strong pricing environment, we took the opportunity to rotate out of certain CCC-rated investments in favor of BB-rated assets, increasing our exposure to higher rated BB securities by 490 bps.13 Looking ahead, we expect strengthening market fundamentals, such as low default rates and ample cash balances, to continue to drive a supportive technical environment.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of December 31, 2021

In 2021, we increased our allocation to CLO debt by 160 bps and maintained a relatively consistent allocation to CLO equity. We continue to believe CLOs provide an attractive opportunity for differentiated returns. In today's market, BB-rated CLO debt offers approximately 450 bps and 470 bps of yield premium, respectively, for similarly rated loans and bonds.14 CLO debt also typically possesses attractive risk-mitigation features, such as over-collateralization, active monitoring, and portfolio diversification,15 which do not exist when investing in single-borrower securities. As a result, CLOs experienced fewer loan defaults and realized losses than the broader loan market during the pandemic.16 Importantly, at Ares, we seek to further mitigate risk by conducting comprehensive credit analyses, including tracking every loan held within every CLO on a daily basis. Looking forward, we continue to favor new issue transactions with high quality underlying portfolios and ample reinvestment periods. We are also engaging with select top-tier managers to source opportunities on a direct basis.

As a testament to our strong underwriting, we incurred no defaults across our loan, high yield and CLO securities during 2020 and 2021.

Looking Ahead to 2022

As 2022 begins, we believe leveraged loans, high yield bonds and CLOs will continue to be supported by the favorable fundamental backdrop of positive GDP growth, robust access to capital and limited defaults. At the same time, we are closely monitoring the impact of Fed actions, midterm elections, the rise of new COVID variants and geopolitical events. With the changing economic environment, we expect increased credit dispersion relative to 2021 as we foresee a transition from a liquidity-dominated market to a fundamentals-driven market. We expect this transition will present a compelling opportunity for active managers such as ourselves to generate alpha through deep fundamental credit analysis and in-depth due diligence.

We believe ARDC is well positioned in this environment due to our strategy of maintaining a highly diversified portfolio with low duration to mitigate the impact of changing interest rates. Reflecting this approach, ARDC's portfolio has an effective duration of 1.62 years and is diversified across 219 issuers and 25 industries. The average position size across ARDC is 0.40% and the largest position is 1.3%.17 Heading into 2022, we will continue to leverage the strengths of the Ares platform, including our tenured portfolio managers and quantitative risk team, to remain active and tactical in our rotation amongst asset classes, sectors and specific credits.

We appreciate the trust and confidence you have demonstrated in Ares through your investment in ARDC. We thank you again for your continued support in ARDC.

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed. This communication is distributed for informational purposes only and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of December 31, 2021

This may contain information sourced from Bank of America, used with permission. Bank of America's Global Research division's fixed income index platform is licensing the ICE BofA Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

The ICE BofA US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

ICE BofAML BB US High Yield Index ("H0A1") is a subset of ICE BofAML US High Yield Index including all securities rated BB1 through BB3, inclusive. Inception date: December 31, 1996.

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) loan facilities must be rated "5B" or lower; 2) only fully-funded term loan facilities are included; 3) the tenor must be at least one year; and 4) issuers must be domiciled in developed countries.

The outbreak of a novel and highly contagious form of coronavirus ("COVID-19"), which the World Health Organization has declared to constitute a pandemic, has resulted in numerous deaths, adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. The global impact of the outbreak is rapidly evolving, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on energy, transportation, hospitality, tourism, entertainment and other industries. The impact of COVID-19 has led to significant volatility and declines in the global financial markets and oil prices and it is uncertain how long this volatility will continue. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. Any public health emergency, including any outbreak of COVID-19 or other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on the funds, the value of their investments and their portfolio companies. The information herein is as of the dates referenced and not all of the effects, directly or indirectly, resulting from COVID-19 and/or the current market environment may be reflected herein. The full impact of COVID-19 and its ultimate potential effects on portfolio company performance and valuations is particularly uncertain and difficult to predict.

REF: TC- 02645

Note: Past performance is not indicative of future results.

1 U.S. Bureau of Economic Analysis, The Employment Situation — December 2021, January 7, 2022.

2 The Conference Board, January 12, 2022.

3 S&P Global, LCD Quarterly Review, Fourth Quarter 2021.

4 J.P. Morgan Default Monitor, January 3, 2022.

5 Measured by the ICE BofA High Yield Master II Index ("H0A0").

6 Measured by the Credit Suisse Leveraged Loan Index ("CSLLI").

7 J.P. Morgan CLO Issuance Package as of the respective years.

8 Based on Ares market observations.

9 J.P. Morgan CLOIE Monitor, December 31, 2021.

10 Net investment total returns reflect annualized NAV-based total returns assuming dividend reinvestment. Market price-based total returns reflect annualized stock-based total returns assuming dividend reinvestment. Past performance is not indicative of future results.

11 Reflects the gross unlevered returns of ARDC's respective loan and high yield portfolios in comparison with the Credit Suisse Leveraged Loan Index and ICE BofA High Yield Master II Index.

12 Reflects the gross unlevered returns of ARDC's CLO portfolio in comparison with BB CLOs as measured by the J.P. Morgan CLOIE Monitor.

13 Based on S&P and/or Moody's rating. Credit quality is an assessment of the credit worthiness of an issuer of a security. AAA is the highest rating, meaning the obligor's capacity to meet its financial commitments is strong. As ratings decrease, the obligor is considered more speculative by market participants. Credit ratings apply only to the bonds and preferred securities in the portfolio and not to the shares of the fund which are not rated and will fluctuate in value.

14 Source: J.P. Morgan CLOIE Monitor, Credit Suisse Leverage Loan Index ("CSLLI"), ICE BofA BB US High Yield Index ("H0A1"), Dec. 31, 2021.

15 Diversification does not assure profit or protect against market loss.

16 Source: Ares Insight database, S&P LCD and Ares market observations as of December 31, 2021.

17 As of December 31, 2021. Diversification does not assure profit or protect against market loss.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

December 31, 2021 (Unaudited)

Portfolio Characteristics as of 12.31.21

Weighted Average Floating Coupon[1]	5.93%
Weighted Average Bond Coupon[2]	7.29%
Current Distribution Rate[3]	7.16%
Monthly Dividend Per Share[4]	$0.0975

1 The weighted-average gross interest rate on the pool of loans as of December 31, 2021.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Dividend per share annualized and divided by the December 31, 2021 market price per share. The distribution rate alone is not indicative of Fund performance.

4 Represents the Fund's December 2021 dividend of $0.0975 per share, which was comprised of net investment income. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Documents" section of the Fund's website. Please note that distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings5 as of 12.31.21

Tegna	1.27%
MGM Resorts International	1.22%
EQT Corp	1.18%
Uber	1.17%
Seagate	1.16%
Blue Racer Midstream LLC	1.15%
Modulaire	1.13%
Caesars Entertainment Inc	1.10%
Artera Services	1.10%
Altice USA	1.09%

5 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 12.31.21

	Market	NAV
1 Month	3.38%	1.32%
Year to Date	23.10%	10.28%
3 Years (annualized)	15.15%	8.43%
5 Years (annualized)	10.36%	6.70%
Since Inception[6]	6.22%	6.04%

6 Since Inception of fund (11/27/2012) and annualized. Source: Ares

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 12.31.21

This data is subject to change on a daily basis. As of 12.31.21, the Fund held a negative traded cash balance of -2.81%.

Fixed vs. Floating Rate as of 12.31.21

Excludes Equity and CLO Equity

Industry Allocation7 as of 12.31.21

7 Credit Suisse industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

This data is subject to change on a daily basis. As of 12.31.21, the Fund held a negative traded cash balance of -2.81%.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Performance Summary

December 31, 2021

The following graph shows the value, as of December 31, 2021, of a $10,000 investment made on November 27, 2012, the Fund's inception. The net asset value ("NAV") total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial NAV of $19.10 per share for NAV returns. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan for market price returns or NAV for NAV returns. For comparative purposes, the performance of the Credit Suisse Leveraged Loan Index ("CSLLI") is shown. CSLLI is designed to mirror the investable universe of the U.S. Dollar-denominated leveraged loan market and is deemed to be an appropriate broad-based securities market index for the Fund. Past performance is no guarantee of future results.

Ares Dynamic Credit Allocation Fund's Lifetime Performance

Performance of a $10,000 investment from November 27, 2012 through December 31, 2021

Average Annual Total Returns through December 31, 2021*

	NAV Total Returns*	MV Total Returns*
1 year	10.28%	23.10%
5 year	6.70%	10.36%
Since Inception**	6.04%	6.22%

*  All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan for market price returns or NAV for NAV returns.

**  Since inception of the Fund on November 27, 2012.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

December 31, 2021
(in thousands, except shares, percentages and as otherwise noted)

Senior Loans 41.0%(b)(c)(d)

	Principal Amount(a)	Value(a)
Capital Goods 5.8%
CP Atlas Buyer, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.25%, 11/23/2027	$3	$3
Peraton Corp., 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.50%, 02/01/2028	2,306	2,306
Platin Holdings S.a r.l., 1st Lien Term Loan, (Luxembourg), 11/19/2028(e)	€3,055	3,469
Specialty Building Products Holdings, LLC, 1st Lien Term Loan, 10/15/2028(e)	1,500	1,495
Tank Holding Corp., 1st Lien Term Loan, 03/26/2026(e)	3,425	3,434
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 3M SOFR + 4.25%, 5.25%, 09/27/2024	3,778	3,757
Tutor Perini Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 08/18/2027	3,991	3,991
USIC Holdings, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 7.25%, 05/14/2029	1,050	1,055
VC GB Holdings I Corp., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 7.25%, 07/23/2029	2,500	2,474
		21,984
Commercial & Professional Services 0.9%
Deerfield Dakota Holding, LLC, 2nd Lien Term Loan, 1M LIBOR + 6.75%, 7.50%, 04/07/2028	3,250	3,307
Consumer Durables & Apparel 1.3%
MSG National Properties, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 7.00%, 11/12/2025(f)	4,987	5,087
Consumer Services 2.9%
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 3.00%, 4.00%, 03/08/2024	1,736	1,646
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 10.00%, 03/08/2024(f)	3,963	4,032
Gems Menasa Cayman, Ltd., 1st Lien Term Loan, (Cayman Islands), 6M LIBOR + 5.00%, 6.00%, 07/31/2026	2,818	2,825
Raptor Acquisition Corp., 1st Lien Term Loan, (Canada), 3M LIBOR + 4.00%, 4.75%, 11/01/2026	2,666	2,671
		11,174
Diversified Financials 3.6%
Chrome Bidco, 1st Lien Term Loan, (France), 3M EURIBOR + 3.75%, 3.75%, 05/24/2028	€2,854	3,243

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Constellation Automotive, Ltd., 1st Lien Term Loan, (Great Britain), 6M EURIBOR + 4.00%, 4.00%, 07/28/2028	€2,500	$2,848
Delta TopCo, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 8.00%, 12/01/2028	3,000	3,012
Freeport LNG Investments, LLLP, 1st Lien Term Loan, 3M LIBOR + 3.50%, 4.00%, 11/17/2028	3,080	3,048
LBM Acquisition, LLC, 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.50%, 12/17/2027	1,667	1,651
		13,802
Food & Beverage 1.6%
Quirch Foods Holdings, LLC, 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 10/27/2027(f)	4,488	4,499
Woof Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 8.00%, 12/21/2028	1,635	1,644
		6,143
Healthcare Equipment & Services 0.8%
Mamba Purchaser, Inc., 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.25%, 10/16/2028	885	884
Mamba Purchaser, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 7.00%, 10/15/2029	2,171	2,174
		3,058
Materials 3.8%
Aruba Investments, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.75%, 8.50%, 11/24/2028	4,278	4,285
DCG Acquisition Corp., 1st Lien Term Loan, 1M LIBOR + 4.50%, 4.60%, 09/30/2026(f)	1,990	1,985
Kouti B.V., 1st Lien Term Loan, (Netherlands), 3M EURIBOR + 3.75%, 3.75%, 08/31/2028	€3,235	3,687
Pretium PKG Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 7.25%, 10/01/2029	4,370	4,348
		14,305
Media & Entertainment 1.3%
AVSC Holding Corp., 1st Lien Term Loan, 03/03/2025(e)	2,500	2,290
Renaissance Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 7.09%, 05/29/2026(e)	2,500	2,503
		4,793

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2021
(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Stamina Bidco B.V., 1st Lien Term Loan, (Netherlands), 11/16/2028(e)	€2,306	$2,629
Retailing 3.2%
BCP V Modular Services Holdings IV, Ltd., 1st Lien Term Loan, (Great Britain), 10/07/2028(e)	€5,867	6,671
Grab Holdings, Inc., 1st Lien Term Loan, (Singapore), 3M LIBOR + 4.50%, 5.50%, 01/29/2026	5,390	5,396
		12,067
Software & Services 12.2%
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 5.50%, 6.25%, 09/19/2025	3,707	3,730
Asurion, LLC, 2nd Lien Term Loan, 1M LIBOR + 5.25%, 5.36%, 01/31/2028	3,295	3,304
Bock Capital Bidco B.V., 1st Lien Term Loan, (Netherlands), 3M EURIBOR + 4.00%, 4.00%, 06/29/2028	€3,000	3,414
Epicor Software Corp., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 8.75%, 07/31/2028	1,252	1,280
eResearch Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 02/04/2027	3,470	3,479
Flexsys Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.00%, 11/01/2028(f)	4,184	4,194
Gainwell Acquisition Corp., 1st Lien Term Loan, 3M LIBOR + 4.00%, 4.75%, 10/01/2027	2,988	2,992
Hyland Software, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.25%, 7.00%, 07/07/2025	1,890	1,902
Idera, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 7.50%, 03/02/2029	2,857	2,857
Ivanti Software, Inc., 1st Lien Term Loan, 12/01/2025(f)(g)	250	(2)
Ivanti Software, Inc., 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.00%, 12/01/2027	1,052	1,052
Ivanti Software, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 7.75%, 12/01/2028	1,750	1,747
MA FinanceCo., LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.25%, 06/05/2025	1,608	1,629
Magenta Buyer, LLC, 1st Lien Term Loan, 3M LIBOR + 5.00%, 5.75%, 07/27/2028	3,491	3,479
Mitchell International, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 7.00%, 10/15/2029	2,500	2,511

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Proofpoint, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.25%, 6.75%, 08/31/2029(f)	$5,283	$5,330
Think and Learn Private, Ltd., 1st Lien Term Loan, 11/24/2026(e)	3,338	3,370
		46,268
Technology Hardware & Equipment 0.3%
Sorenson Communications, LLC, 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.25%, 03/17/2026	1,366	1,366
Transportation 2.6%
AAdvantage Loyality IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.50%, 04/20/2028	3,846	3,979
Air Canada, 1st Lien Term Loan, (Canada), 3M LIBOR + 3.50%, 4.25%, 08/11/2028	2,030	2,021
LaserShip, Inc., 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.25%, 05/07/2028	1,825	1,825
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 10/20/2027	2,000	2,113
		9,938
Total Senior Loans (Cost: $154,710)		155,921

Corporate Bonds 66.4%

Automobiles & Components 1.7%
Adient U.S., LLC, 9.00%, 04/15/2025(d)	1,175	1,248
Clarios Global, LP, 8.50%, 05/15/2027(d)	3,125	3,313
Ford Motor Co., 9.00%, 04/22/2025	1,625	1,987
		6,548
Capital Goods 7.8%
Artera Services, LLC, 9.03%, 12/04/2025(d)	6,119	6,474
Clarios Global, LP, (Canada), 6.75%, 05/15/2025(d)	2,500	2,619
CP Atlas Buyer, Inc., 7.00%, 12/01/2028(d)	2,750	2,736
Forterra Finance, LLC, 6.50%, 07/15/2025(d)	3,000	3,184
Maxar Space Robotics, LLC, 9.75%, 12/31/2023(d)	1,551	1,671
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026(d)	3,918	4,106
SRS Distribution, Inc., 6.00%, 12/01/2029(d)	2,043	2,053
TransDigm, Inc., 8.00%, 12/15/2025(d)	5,500	5,803
Tutor Perini Corp., 6.88%, 05/01/2025(d)	1,000	1,008
		29,654

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2021
(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Commercial & Professional Services 0.4%
Covanta Holding Corp., 6.00%, 01/01/2027	$1,500	$1,549
Consumer Durables & Apparel 0.8%
Century Communities, Inc., 6.75%, 06/01/2027(d)	3,000	3,165
Consumer Services 5.8%
Caesars Entertainment, Inc., 6.25%, 07/01/2025(d)	3,250	3,411
Caesars Entertainment, Inc., 8.13%, 07/01/2027(d)	2,773	3,069
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026(d)	1,000	1,027
MGM Resorts International, 6.00%, 03/15/2023	1,000	1,045
MGM Resorts International, 6.75%, 05/01/2025	3,750	3,919
MGM Resorts International, 7.75%, 03/15/2022	2,178	2,205
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(d)	2,000	2,100
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(d)	5,000	5,340
		22,116
Diversified Financials 8.4%
Constellation Automotive Financing PLC, (Great Britain), 4.88%, 07/15/2027	£2,500	3,329
Diebold Nixdorf Dutch Holding B.V., (Netherlands), 9.00%, 07/15/2025	€1,700	2,061
Enviva Partners, LP, 6.50%, 01/15/2026(d)	3,185	3,288
Iliad Holding SASU, (France), 6.50%, 10/15/2026(d)	2,400	2,522
Iliad Holding SASU, (France), 7.00%, 10/15/2028(d)	1,000	1,052
ITT Holdings, LLC, 6.50%, 08/01/2029(d)	2,000	1,980
LBM Acquisition, LLC, 6.25%, 01/15/2029(d)	1,500	1,483
Seagate HDD Cayman, (Cayman Islands), 5.75%, 12/01/2034	5,950	6,857
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025(d)	5,522	5,978
Vertical Holdco GmbH, (Germany), 7.63%, 07/15/2028(d)	3,139	3,363
		31,913

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Energy 10.7%
Blue Racer Midstream, LLC, 6.63%, 07/15/2026(d)	$3,751	$3,864
Blue Racer Midstream, LLC, 7.63%, 12/15/2025(d)	2,744	2,909
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,000	4,065
EQT Corp., 6.63%, 02/01/2025	1,035	1,167
EQT Corp., 7.50%, 02/01/2030	4,500	5,782
EQT Midstream Partners, LP, 6.50%, 07/01/2027(d)	1,250	1,400
EQT Midstream Partners, LP, 6.50%, 07/15/2048	2,500	3,037
Laredo Petroleum, Inc., 9.50%, 01/15/2025	1,500	1,530
Laredo Petroleum, Inc., 10.13%, 01/15/2028	1,250	1,311
NGL Energy Operating, LLC, 7.50%, 02/01/2026(d)	3,095	3,192
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	4,725
Western Midstream Operating, LP, 6.50%, 02/01/2050	1,625	1,922
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	5,929
		40,833
Food & Beverage 1.4%
JBS USA LUX S.A., 6.75%, 02/15/2028(d)	5,000	5,394
Food & Staples Retailing 0.9%
Albertsons Cos., Inc., 7.50%, 03/15/2026(d)	1,500	1,601
Iceland Bondco PLC, (Great Britain), 4.38%, 05/15/2028	£1,500	1,772
		3,373
Healthcare Equipment & Services 2.3%
HCA, Inc., 7.69%, 06/15/2025	4,750	5,613
Tenet Healthcare Corp., 7.50%, 04/01/2025(d)	3,000	3,157
		8,770
Materials 7.5%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	5,247
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026(d)	1,250	1,298

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2021
(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027(d)	$2,500	$2,691
First Quantum Minerals, Ltd., (Canada), 7.25%, 04/01/2023(d)	850	860
Kobe US Midco 2, Inc., 9.25%, 11/01/2026(d)(h)	1,334	1,367
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025(d)	2,877	3,100
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027(d)	2,172	2,291
Trident TPI Holdings, Inc., 9.25%, 08/01/2024(d)	5,750	6,009
Tronox, Inc., 6.50%, 05/01/2025(d)	5,247	5,545
		28,408
Media & Entertainment 6.6%
Altice Financing S.A., (Luxembourg), 5.75%, 08/15/2029(d)	4,915	4,866
Belo Corp., 7.75%, 06/01/2027	500	584
Belo Corp., 7.25%, 09/15/2027	6,000	6,900
CSC Holdings, LLC, 6.50%, 02/01/2029(d)	500	535
CSC Holdings, LLC, 7.50%, 04/01/2028(d)	5,500	5,899
Gray Television, Inc., 7.00%, 05/15/2027(d)	3,000	3,206
Univision Communications, Inc., 6.63%, 06/01/2027(d)	3,000	3,232
		25,222
Real Estate 1.3%
Brookfield Property REIT, Inc., 5.75%, 05/15/2026(d)	2,500	2,587
Realogy Group, LLC, 9.38%, 04/01/2027(d)	2,000	2,160
		4,747
Retailing 0.7%
Bath & Body Works, Inc., 6.63%, 10/01/2030(d)	1,000	1,133
Bath & Body Works, Inc., 9.38%, 07/01/2025(d)	1,151	1,404
		2,537
Software & Services 1.4%
Leidos, Inc., 7.13%, 07/01/2032	2,500	3,355
Sabre GLBL, Inc., 7.38%, 09/01/2025(d)	1,860	1,943
		5,298

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Technology Hardware & Equipment 2.4%
CommScope, Inc., 8.25%, 03/01/2027(d)	$2,000	$2,054
Dell International, LLC, 6.02%, 06/15/2026	2,350	2,718
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,790
Diebold Nixdorf, Inc., 9.38%, 07/15/2025(d)	2,427	2,613
		9,175
Telecommunication Services 2.1%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027(d)	3,000	3,225
Altice France S.A., (France), 5.50%, 10/15/2029(d)	2,055	2,024
Altice France S.A., (France), 8.13%, 02/01/2027(d)	769	819
Sprint Corp., 7.63%, 03/01/2026	1,425	1,711
		7,779
Transportation 2.1%
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027(d)	1,053	1,124
Uber Technologies, Inc., 7.50%, 05/15/2025(d)	4,000	4,204
Uber Technologies, Inc., 7.50%, 09/15/2027(d)	1,000	1,088
Uber Technologies, Inc., 8.00%, 11/01/2026(d)	1,500	1,597
		8,013
Utilities 2.1%
CQP Holdco, LP, 5.50%, 06/15/2031(d)	3,500	3,653
NRG Energy, Inc., 5.75%, 01/15/2028	1,000	1,057
NRG Energy, Inc., 6.63%, 01/15/2027	102	106
Vistra Operations Co., LLC, 5.63%, 02/15/2027(d)	3,000	3,090
		7,906
Total Corporate Bonds (Cost: $241,155)		252,400

Collateralized Loan Obligations 52.1%(d)(f)

Collateralized Loan Obligations — Debt 35.3%(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 5.93%, 04/30/2031	2,000	1,873
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 8.08%, 04/30/2031	500	444

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2021
(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 5.62%, 04/25/2031	$3,000	$2,815
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 8.82%, 07/16/2031	850	775
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 8.23%, 11/27/2031	1,550	1,253
Bain Capital Credit CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 7.16%, 01/15/2029	2,000	1,974
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.50%, 6.62%, 07/25/2034	3,000	2,955
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.32%, 6.44%, 10/17/2032	2,500	2,446
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 8.37%, 04/18/2033	3,000	3,013
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.50%, 6.67%, 10/23/2034	2,000	1,976
Barings CLO, Ltd. 2020-I, (Cayman Islands), 3M LIBOR + 6.65%, 6.77%, 10/15/2036	1,000	992
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 5.87%, 07/15/2031	750	712
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 6.13%, 04/20/2031	3,000	2,773
Carlyle US CLO 2021-10, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.62%, 10/20/2034	1,000	1,000
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.30%, 7.43%, 04/20/2034	1,750	1,706
CIFC Funding, Ltd. 2015-2A, (Cayman Islands), 3M LIBOR + 6.81%, 6.93%, 04/15/2030	1,500	1,487
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.60%, 6.72%, 10/15/2034	1,500	1,488
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.25%, 6.39%, 10/15/2034	2,000	1,985
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 6.35%, 6.48%, 01/23/2035	2,300	2,275
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.47%, 10/23/2031	2,000	1,817
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 7.48%, 04/20/2030	3,875	3,507

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 6.02%, 04/15/2031	$5,000	$4,515
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 5.66%, 04/15/2029	2,000	1,955
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 5.91%, 08/15/2031	3,000	2,913
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 5.97%, 10/15/2030	3,000	2,909
Dryden 85 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.62%, 10/15/2035	2,000	1,984
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 7.84%, 10/20/2033	3,000	3,026
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 6.93%, 04/20/2034	1,500	1,511
Elmwood CLO III, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.62%, 10/20/2034	1,750	1,736
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 6.13%, 01/20/2034	1,000	999
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.00%, 8.13%, 01/20/2034	1,000	983
Generate CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 7.14%, 10/20/2034	1,000	985
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 8.38%, 10/20/2029	2,250	1,971
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 7.50%, 01/28/2030	2,000	1,765
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 5.88%, 07/22/2031	1,200	1,109
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 6.27%, 07/15/2034	1,000	985
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 6.12%, 10/15/2031	3,750	3,416
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 7.18%, 10/20/2029	3,000	2,848
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 7.90%, 10/22/2030	2,500	2,180
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.63%, 07/29/2030	1,500	1,487
Madison Park Funding XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 7.60%, 7.72%, 07/15/2030	1,000	944

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2021
(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 6.33%, 01/22/2031	$3,000	$2,955
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 6.23%, 04/20/2032	1,500	1,495
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 6.27%, 07/15/2033	1,000	992
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 6.52%, 04/17/2034	2,000	2,000
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 5.99%, 06/15/2031	2,000	1,802
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.38%, 04/20/2034	1,500	1,500
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 6.89%, 04/15/2031	2,000	1,911
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.38%, 07/02/2035	1,000	994
OHA Credit Funding 4, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 6.53%, 10/22/2036	1,000	1,000
OHA Credit Funding 9, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.43%, 07/19/2035	1,000	992
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.41%, 02/20/2034	3,000	2,983
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 8.03%, 01/20/2032	2,750	2,508
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 5.57%, 07/23/2030	1,500	1,436
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 7.13%, 10/30/2030	2,750	2,635
Signal Peak CLO VII, Ltd., (Cayman Islands), 3M LIBOR + 6.89%, 7.02%, 04/30/2032	1,000	992
Sixth Street CLO XVI, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 6.28%, 10/20/2034	1,250	1,241
Sound Point CLO XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.86%, 6.99%, 07/20/2034	1,000	982
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 9.01%, 05/21/2029	3,000	2,538
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.48%, 04/20/2034	2,000	1,989
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.15%, 6.28%, 01/29/2032	3,000	2,947

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 6.57%, 07/15/2030	$2,100	$2,056
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.25%, 6.37%, 01/15/2034	2,250	2,215
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 6.32%, 04/15/2034	1,250	1,239
Trestles CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.25%, 6.37%, 04/25/2032	1,000	984
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 6.85%, 10/20/2028	700	660
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.48%, 07/20/2030	2,025	1,813
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 7.05%, 04/20/2032	2,000	1,856
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 6.32%, 10/20/2031	3,000	2,741
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 6.02%, 10/18/2031	2,750	2,553
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 6.33%, 10/20/2031	3,000	2,779
		134,275
Collateralized Loan Obligations — Equity 16.8%
AIMCO CLO XI, Ltd., (Cayman Islands), 17.72%, 10/17/2034	1,985	2,004
AIMCO CLO XVI, Ltd., (Cayman Islands), 13.98%, 01/17/2035	1,150	1,055
Allegro CLO V, Ltd., (Cayman Islands), 12.89%, 10/16/2030	2,000	919
Allegro CLO VII, Ltd., (Cayman Islands), 12.54%, 07/15/2031	3,500	1,979
AMMC CLO XXI, Ltd., (Cayman Islands), 12.19%, 11/02/2030	500	279
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 37.61%, 07/19/2034	1,250	1,009
Bardot CLO, Ltd., (Cayman Islands), 15.92%, 10/22/2032	500	436
Barings CLO, Ltd. 2021-II, (Cayman Islands), 13.98%, 07/15/2034	1,500	1,404
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 16.49%, 04/15/2032	1,000	744
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 7.92%, 07/20/2029	1,750	896

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2021
(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 16.61%, 10/15/2030	$3,223	$1,811
Cedar Funding CLO IV, Ltd., (Cayman Islands), 15.80%, 07/23/2034	3,160	1,856
Cedar Funding CLO V, Ltd., (Cayman Islands), 19.11%, 07/17/2031	2,546	2,094
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 9.02%, 10/17/2034	2,930	1,751
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 17.58%, 01/15/2032	375	263
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 19.52%, 10/20/2034	1,750	1,612
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 13.17%, 07/15/2034	2,250	2,038
Elmwood CLO XI, Ltd., (Cayman Islands), 13.98%, 10/20/2034	1,200	1,180
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 15.36%, 06/25/2029	1,750	778
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 18.32%, 07/22/2031	3,500	2,217
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 13.80%, 04/17/2034	2,000	1,590
Invesco CLO 2021-3, Ltd., (Cayman Islands), 13.98%, 10/22/2034	1,130	876
Invesco CLO 2021-3, Ltd., (Cayman Islands), 13.98%, 10/22/2034	113	31
LCM XV, LP, (Cayman Islands), 18.12%, 07/20/2030	5,875	1,438
LCM XXIII, Ltd., (Cayman Islands), 6.99%, 10/20/2029	3,100	1,114
Madison Park Funding LIX, Ltd., (Cayman Islands), 13.98%, 01/18/2034	2,250	2,250
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	40
Madison Park Funding XXII, Ltd., (Cayman Islands), 11.90%, 01/15/2033	4,000	2,961
Madison Park Funding XXXI, Ltd., (Cayman Islands), 14.63%, 01/23/2048	2,000	1,573
Madison Park Funding XXXII, Ltd., (Cayman Islands), 23.53%, 01/22/2048	2,000	1,596
Magnetite XXVIII, Ltd., (Cayman Islands), 15.66%, 10/25/2031	2,500	2,142
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	1,204

Collateralized Loan Obligations(d)(f) (continued)

	Principal Amount(a)	Value(a)
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 13.54%, 10/20/2030	$4,250	$2,209
OHA Credit Partners VII, Ltd., (Cayman Islands), 18.37%, 02/20/2034	2,672	1,687
OHA Credit Partners XVI, (Cayman Islands), 13.98%, 10/18/2034	1,635	1,502
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 15.87%, 01/20/2033	3,250	2,515
OZLM XXI, Ltd., (Cayman Islands), 13.39%, 01/20/2031	1,750	884
RR 19, Ltd., (Cayman Islands), 10/15/2035	2,350	2,083
Signal Peak CLO V, Ltd., (Cayman Islands), 16.33%, 04/25/2031	2,568	1,644
Signal Peak CLO VIII, Ltd., (Cayman Islands), 17.10%, 04/20/2033	4,000	3,572
Voya CLO, Ltd. 2017-2, (Cayman Islands), 11.15%, 06/07/2030	1,000	541
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 14.50%, 01/20/2032	3,000	2,014
Wellman Park CLO, Ltd., (Cayman Islands), 07/15/2034	5,000	—
Wellman Park CLO, Ltd., (Cayman Islands), 12.28%, 07/15/2034	2,500	2,189
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500	1
		63,981
Total Collateralized Loan Obligations (Cost: $207,072)		198,256

Warrants 0.0%(d)(f)(i)

	Shares	Value(a)
Media & Entertainment 0.0%
Affinion Holdings, Common Stock Warrants	7,874	—
Total Warrants (Cost: $3,922)		—
Total Investments — 159.5% (Cost: $606,859)		$606,577
Liabilities in Excess of Other Assets — (59.5%)		(226,276)
Net Assets — 100.0%		$380,301

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2021
(in thousands, except shares, percentages and as otherwise noted)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises and all principal amounts are shown in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate such as the Euro Interbank Offered Rate ("EURIBOR") or the Secured Overnight Financing Rate ("SOFR") at the borrower's option.Stated interest rates in this schedule represents the "all-in" rate as of December 31, 2021.

(c)  Variable rate coupon rate shown as of December 31, 2021.

(d)  All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Warrants and Corporate Bonds exempt from registration under Rule 144A, which as of December 31, 2021 represented 137.6% of the Fund's net assets or 82.7% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(f)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).

(g)  As of December 31, 2021, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded Security	Total Revolving and delayed draw commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250	$—	$250

(h)  Includes a Payment-In-Kind ("PIK") provision.

(i)  Non-income producing security as of December 31, 2021.

  As of December 31, 2021, the aggregate cost of securities for Federal income tax purposes was $605,327.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$17,675
Gross unrealized depreciation	(16,425)
Net unrealized appreciation	$1,250

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

December 31, 2021
(in thousands, except per share data)

Assets:
Investments, at value (cost $606,859)	$606,577
Cash	2,780
Cash denominated in foreign currency, at value (cost $3,481)	3,516
Receivable for securities sold	11,982
Interest and principal receivable	7,556
Other assets	103
Total assets	632,514
Liabilities:
Line of credit outstanding	118,874
Mandatory redeemable preferred shares (liquidation preference $100,000)	98,684
Payable for securities purchased	31,736
Payable for investment advisory fees	1,715
Interest and commitment fee payable	91
Payable for interest expense	39
Accrued expenses and other payables	1,074
Total liabilities	252,213
Net assets	$380,301
Net assets consist of:
Paid-in capital	$441,048
Accumulated losses	(60,747)
Net assets	$380,301
Common shares:
Net assets	$380,301
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,915
Net asset value per share	$16.60

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Operations

For the year ended December 31, 2021
(in thousands)

Investment income:
Interest	$39,548
Total investment income	39,548
Expenses:
Investment advisory fees (Note 3)	5,260
Interest and credit facility fees (Note 6 and 7)	2,797
Administrative services of the adviser (Note 3)	736
Administration, custodian and transfer agent fees (Note 3)	515
Investor support fees (Note 3)	342
Other expenses	790
Total operating expenses	10,440
Tax expense (Note 8)	250
Total expenses	10,690
Net investment income	28,858
Net realized and unrealized gains/(losses) on investments and foreign currency
Net realized gains on investments	5,694
Net realized losses on foreign currency	(1,303)
Net unrealized gains on investments	1,793
Net unrealized gains on foreign currency	2,093
Net realized and unrealized gains on investments and foreign currency	8,277
Total increase in net assets resulting from operations	$37,135

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

(in thousands)

	For the Years Ended December 31,
	2021	2020
Increase (decrease) in net assets from operations:
Net investment income	$28,858	$27,276
Net realized gains/losses on investments and foreign currency	4,391	(30,819)
Net unrealized gains on investments and foreign currency	3,886	10,921
Net increase from operations	37,135	7,378
Distributions to shareholders from (Note 2):
Distributed earnings	(26,810)	(27,498)
Increase (decrease) in net assets from operations and distributions	10,325	(20,120)
Share transactions:
Cost of shares repurchased (Note 5)	—	—
Net increase from share transactions	—	—
Total increase (decrease) in net assets	10,325	(20,120)
Net Assets, beginning of period	369,976	390,096
Net Assets, end of period	$380,301	$369,976

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the year ended December 31, 2021
(in thousands)

Operating activities:
Net increase in net assets resulting from operations	$37,135
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(506,392)
Proceeds from the sale of investments	435,604
Amortization and accretion of discounts and premiums, net	1,022
Net realized (gains)/losses on investments	(5,694)
Net unrealized (gains)/losses on investments	(1,793)
Effect of exchange rate changes on line of credit	(907)
Changes in operating assets and liabilities:
Receivable for securities sold	(1,159)
Interest and principal receivable	(721)
Prepaid expenses	50
Payable for securities purchased	9,309
Payable for investment advisory fees	1,274
Interest and commitment fee payable	(31)
Accrued expenses and other fees	550
Net cash used by operating activities	(31,753)
Financing activities:
Borrowings on debt	157,637
Repayments on debt	(200,450)
Proceeds from issuance of mandatory redeemable preferred shares	100,000
Deferred debt and preferred shares issuance costs	(1,135)
Distributions paid to common shareholders	(26,810)
Net cash provided by financing activities	29,242
Net decrease in cash	(2,511)
Cash:
Beginning of period	8,807
End of period	$6,296
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$1,659
Cash paid for taxes during the period	$219

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Per share data:
Net asset value, beginning of period	$16.15	$17.02	$16.42		$17.50	$18.00	$17.04
Income from investment operations:
Net investment income	1.26	1.19	0.17		1.39	1.35	1.33
Net realized and change in unrealized gain (loss)	0.36	(0.86)	0.65		(1.18)	(0.56)	0.87
Total increase (decrease) from investment operations	1.62	0.33	0.82		0.21	0.79	2.20
Less distributions declared to shareholders:
From net investment income	(1.17)	(1.20)	(0.22)		(1.29)	(1.29)	(1.24)
Total distributions declared to shareholders	(1.17)	(1.20)	(0.22)		(1.29)	(1.29)	(1.24)
Net asset value common shares, end of period	$16.60	$16.15	$17.02		$16.42	$17.50	$18.00
Market value common shares, end of period	$16.33	$14.29	$15.35		$14.48	$14.97	$16.45
Net asset value total return(a)	10.28%	3.00%	4.99	%(b)	1.23%	4.47%	13.33%
Market value total return(c)	23.10%	2.33%	7.53	%(b)	5.49%	(1.43)%	20.91%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$380,301	$369,976	$390,096		$376,282	$401,956	$413,386
Expenses, inclusive of interest expense and amortization of debt issuance	2.82%	2.83%	3.36	%(d)	3.37%	3.20%	2.90%
Expenses, exclusive of interest expense and amortization of debt issuance	2.08%	2.17%	2.20	%(d)	2.03%	2.02%	2.08%
Net investment income	7.60%	8.04%	6.15	%(d)	8.16%	7.54%	7.52%
Portfolio turnover rate	76.03%	127.09%	11.70	%(b)	78.40%	82.47%	84.35%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(b)  Not annualized.

(c)  Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(d)  Annualized.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund commenced operations on November 27, 2012.

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment and advisory and management agreement. The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act") on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation ("Ares Management"), provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Board of Directors (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019 and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date and all investments in securities are recorded at their fair value. See Note 4 for more information on the Fund's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares at amortized cost and included as a liability on the statement of assets and liabilities. See Note 7 for further details.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and mandatory redeemable preferred shares issuance costs are amortized over the life of the senior secured revolving credit facility and mandatory redeemable preferred shares.

Income Taxes

The Fund has elected to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"), and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of mandatory redeemable preferred shares as described in Note 7 are treated as dividends.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its Board and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board of directors may elect to change the Fund's distribution policy at any time.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-04, "Reference Rate Reform (Topic 848)," which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate ("LIBOR") or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 and 2021-01 on its financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

research expertise of all of Ares Management's investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred by the Fund for the year ended December 31, 2021 were $5,260.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $736 for the year ended December 31, 2021.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund for the year ended December 31, 2021 were $515.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. Effective January 1, 2021, the Fund pays Destra a variable service fee based on the Fund's closing stock price to net asset value at the end of each day. The total expenses incurred by the Fund for the year ended December 31, 2021 were $342.

(4) Fair Value of Financial Instruments

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820-10 (See Note 2 for more information). Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of December 31, 2021 in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	130,796	25,125	155,921
Corporate Bonds	—	252,400	—	252,400
Collateralized Loan Obligations	—	—	198,256	198,256
Warrants	—	—	—	—
Total Investments	—	383,196	223,381	606,577

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2021:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Warrants ($)	Total ($)
Balance as of December 31, 2020	15,675	169,358	—	185,033
Purchases	19,436	72,354	—	91,790
Sales and principal redemptions	(12,264)	(49,205)	—	(61,469)
Net realized and unrealized gains	67	5,589	—	5,656
Accrued discounts/(premiums)	46	160	—	206
Transfers in to Level 3	2,165	—	—	2,165
Transfers out of Level 3	—	—	—	—
Balance as of December 31, 2021	25,125	198,256	—	223,381
Net change in unrealized gains/(losses) from investments held at December 31, 2021	154	3,340	—	3,494

Investments were transferred into and out of Level 3 and out of and into Level 2 during the year ended December 31, 2021 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of December 31, 2021.

			Unobservable Inputs
Type	Fair Value ($)	Valuation Technique	Input	Range		Weighted Average(a)
Senior Loans	19,795	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Senior Loans	5,330	Yield Analysis	Market Yield	6.75%		6.75%
Collateralized Loan Obligations	198,256	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Warrants	—	EV Market Multiple Analysis	EBITDA Multiple	10	x	10	x
Total Level 3 Investments	223,381

(a) Weighted averages are calculated based on fair value of investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

The following are the carrying and fair values of the Fund's senior secured revolving credit facility and mandatory redeemable preferred shares as of December 31, 2021:

	Carrying value	Fair value	Level 1	Level 2	Level 3
State Street Credit Facility(a)	118,874	118,874	—	118,874	—
Series A Mandatory Redeemable Preferred Shares	19,743	20,000	—	20,000	—
Series B Mandatory Redeemable Preferred Shares	29,607	30,000	—	30,000	—
Series C Mandatory Redeemable Preferred Shares	49,334	50,000	—	50,000	—
	217,558	218,874	—	218,874	—

(a) The State Street Credit Facility carrying value is the same as the principal amounts outstanding.

(5) Common Stock

Common share transactions were as follows:

	For the Year Ended December 31, 2021
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,914,939	429,113
Common shares issued	—	—
Common shares redeemed	—	—
Common shares outstanding — end of period	22,914,939	429,113

The board of directors has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained. There were no shares repurchased during the year ended December 31, 2021.

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facility), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

The Fund is a party to a senior secured revolving credit facility (as amended, the "Credit Facility"), that allows the Fund to borrow up to $212 million at any one time outstanding. The Credit Facility stated maturity date is July 7, 2023. Under the Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional mandatory redeemable preferred shares, and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, and (d) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the mandatory redeemable preferred shares of the Fund (subject to certain exceptions) of not less than 2:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. Amounts available to borrow under the Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of December 31, 2021, the Fund was in compliance with the terms of the Credit Facility.

As of December 31, 2021, there was $118,874 outstanding under the Credit Facility. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. The Fund is required to pay a commitment fee of 0.15% per annum on any unused portion of the Credit Facility.

For the year ended December 31, 2021 the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

For the Year Ended December 31, 2021 ($)
Stated interest expense	1,496
Unused commitment fees	111
Amortization of debt issuance costs	179
Total interest and credit facility fees expense	1,786
Annualized average stated interest rate	1.08%
Average outstanding balance	138,947

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued 800 shares of Series A Mandatory Redeemable Preferred Shares (the "Series A MRP Shares") for gross proceeds of $20,000, 1,200 shares of Series B Mandatory Redeemable Preferred Shares (the "Series B MRP Shares") for gross proceeds of $30,000 and 2,000 shares of Series C Mandatory Redeemable Preferred

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

Shares (the "Series C MRP Shares" and together with the Series A MRP Shares and Series B MRP Shares, the "MRP Shares") for gross proceeds of $50,000. Each of the MRP Shares has a liquidation preference of $25.00 per share. The aggregate redemption amount of the MRP Shares is $100,000.

The redemption date for the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares are July 15, 2026, September 15, 2026 and September 15, 2028, respectively.

The Series A MRP Shares and the Series B MRP Shares have a dividend rate of 2.58% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRP shares have a dividend rate of 3.03% per annum, payable quarterly, with a redemption date of seven years from issuance. The weighted average dividend rate for the MRP shares is 2.81% per annum. The MRP Shares are subject to optional and mandatory redemption in certain circumstances. The MRP Shares will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRP Shares if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date.

The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividend to common shareholders and could trigger the mandatory redemption of the MRP Shares. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRP Shares if immediately after such issuance the Fund will not have an asset coverage ratio of at least 200%. As of December 31, 2021, the Fund was in compliance with the terms of the MRP Shares.

The Fund's MRP Shares activity for the year ended December 31, 2021 was as follows:

	Series A MRP Shares	Series B MRP Shares	Series C MRP Shares
Shares outstanding — beginning of period	—	—	—
Shares issued	800	1,200	2,000
Shares repurchased	—	—	—
Shares outstanding — end of period	800	1,200	2,000

The Fund's MRP Shares balance as of December 31, 2021 were as follows:

	Series A MRP Shares	Series B MRP Shares	Series C MRP Shares	Total
Principal amount	$20,000	$30,000	$50,000	$100,000
Unamortized deferred issuance cost	$(257)	$(393)	$(666)	$(1,316)
Unaccreted discount	—	—	—	—
Carrying value	$19,743	$29,607	$49,334	$98,684

Dividends on the MRP Shares are accrued on a daily basis and included in interest and credit facility fee expense on the statement of operations. The table below summarizes the components of interest expense, the effective dividend rates and cash paid on the Fund's MRP Shares for the year ended December 31, 2021:

	Series A MRP Shares	Series B MRP Shares	Series C MRP Shares	Total
Stated dividends	$244	$232	$455	$931
Amortization of deferred issuance costs	$26	$25	$29	$80
Total Interest expense	$270	$257	$484	$1,011
Weighted average stated dividend rate	2.58%	2.58%	3.03%	2.81%
Cash paid for dividends	$107	$32	$63	$202

(8) Investment Transactions

For the year ended December 31, 2021, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$505,644	$(428,784)

(9) Income Taxes

For U.S. federal income tax purposes, the characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund. The characterization of distributions paid during the fiscal years ended December 31, 2021 and 2020 were as follows:

	December 31, 2021	December 31, 2020
Ordinary income	$27,741	$27,498
Capital gain	—	—
Return of capital	—	—

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. For the year ended December 31, 2021, the Fund estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently the Fund incurred U.S. federal excise taxes of $250.

The Fund may adjust the classification of net assets as a result of permanent book-to-tax differences. On the statement of assets and liabilities, the following reclassifications were made for the year ended December 31, 2021:

December 31, 2021
Additional paid-in capital/(reduction)	$(330)
Distributable earning accumulated loss	$330

As of December 31, 2021, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

As of December 31, 2021, the components of accumulated losses on a tax basis were as follows:

December 31, 2021
Undistributed ordinary income	$3,647
Accumulated capital and other losses	(68,651)
Net unrealized appreciation	4,258
Total accumulated losses	$(60,746)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

December 31, 2021
Short-Term	$9,457
Long-Term	$59,194

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years and has determined there is no impact to the Fund's financial statements as of the year ended December 31, 2021. The

Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the statement of operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

(10) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest or get exposure to through its investments in CDOs, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund currently utilizes leverage, which magnifies the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

LIBOR and Reference Rate Risk

National and international regulators and law enforcement agencies have conducted investigations into a number of rates or indices that are deemed to be "reference rates." Actions by such regulators and law enforcement agencies may result in changes to the manner in which certain reference rates are determined, their discontinuance, or the establishment of alternative reference rates. In particular, on July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (the "FCA"), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. On November 30, 2020, ICE Benchmark Administration ("IBA"), the administrator of LIBOR tenors, with the support of the U.S. Federal Reserve and the FCA, announced plans to consult on ceasing publication of USD LIBOR on December 31, 2021 for only the one-week and two-month USD LIBOR, and on June 30, 2023 for all other USD LIBOR tenors. The U.S. Federal

Reserve concurrently issued a statement advising banks to stop new USD LIBOR issuances by the end of 2021. On March 5, 2021, the IBA confirmed its intention to cease publication of (i) one-week and two-month USD LIBOR tenors after December 31, 2021 and (ii) remaining USD LIBOR tenors after June 30, 2023.

On the same day, the FCA, as supervisor of IBA, made its announcement on the future cessation and loss of representativeness of the LIBOR benchmarks. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is expected to replace U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. (the "Secured Overnight Financing Rate," "SOFR"), plus a recommended spread adjustment as LIBOR's replacement. Although there have been certain issuances utilizing SOFR or the Sterling Over Night Index Average (an alternative reference rate that is based on transactions), it is unknown whether SOFR or any other alternative reference rates will attain market acceptance as replacements for LIBOR.

Given the inherent differences between LIBOR and SOFR, or any other alternative reference rates that may be established, the transition from LIBOR may disrupt the overall financial markets and adversely affect the market for LIBOR-based securities, including the Fund's portfolio of LIBOR indexed, floating rate debt securities, or the cost of the Fund's borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value and/or transferability of the LIBOR indexed, floating rate debt securities in the Fund's portfolio, or the cost of the Fund's borrowings. Additionally, if as currently expected LIBOR ceases to exist, the Fund may need to renegotiate the credit agreements extending beyond June 30, 2023 with the Fund's lenders and the Fund's portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with SOFR or other alternative reference rates, The transition from LIBOR to SOFR or other alternative reference rates may also introduce operational risks in our accounting, financial reporting, loan servicing, liability management and other aspects of our business. We are assessing the impact of a transition from LIBOR; however, we cannot reasonably estimate the impact of the transition at this time.

Additionally, the phase-out or replacement of LIBOR may decrease the demand for floating-rate loans, which could adversely impact our business and financial condition. We

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

may need to renegotiate the credit agreements extending beyond June 30, 2023 with our credit facility lenders and our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with SOFR or other alternative reference rates, which could require us to incur significant expense and may subject us to disputes or litigation over the appropriateness or comparability to the relevant replacement reference index. The transition from LIBOR to SOFR or other alternative reference rates may also introduce operational risks in our accounting, financial reporting, loan servicing, liability management and other aspects of our business. We are assessing the impact of a transition from LIBOR; however, we cannot reasonably estimate the impact of the transition at this time.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some securities are not readily marketable and may be subject to restrictions on resale. Securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares Management or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (the "UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The UK ceased to be a member state of the EU on January 31, 2020 commonly referred to as "Brexit," and the transition period provided for in the withdrawal agreement entered by the UK and the EU ended on December 31, 2020. In December 2020, the UK and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the relationship between the UK and the EU. The impact of Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Market Disruption Risk

Disease outbreaks, public health emergencies, the European sovereign debt crisis, instability in the Middle East, Afghanistan and Pakistan, the aftermath of the war in Iraq, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the U.S., the European debt crisis, the response of the international community — through economic sanctions and otherwise — to Russia's annexation of the Crimea region of Ukraine and invasion of Ukraine, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, and other similar events may result in market volatility, may have long-term adverse effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. and global economies and financial markets. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could have an acute effect on individual issuers or related groups of issuers. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the common shares. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2021

(in thousands, except per share data, percentages and as otherwise noted)

in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

The novel coronavirus ("COVID-19") pandemic has adversely impacted global commercial activity and contributed to significant volatility in the capital markets. Many states, including those in which the Fund's portfolio companies operate, have issued orders requiring the closure of, or certain restrictions on the operation of certain businesses. Such actions and effects remain ongoing and the ultimate duration and severity of the COVID-19 pandemic, including COVID-19 variants, such as the recent Delta and Omicron variants, remain uncertain. The COVID-19 pandemic and restrictive measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the re-introduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain good and services, reductions in business activity and financial transactions, supply chain interruptions, labor shortages, increased inflationary pressure and overall economic and financial market instability both globally and in the United States. While several countries, as well as certain states, counties and cities in the United States, relaxed the public health restrictions throughout 2021 partly as a result of the introduction of vaccines, recurring COVID-19 outbreaks caused by different virus variants continue to lead to the re-introduction of certain restrictions in certain states in the United States and globally. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may experience a recession, and the Fund and its operations, as well as the business and operations of its portfolio companies, could be materially adversely affected by a prolonged recession in the U.S. and other major markets.

The COVID-19 pandemic has adversely impacted the fair value of certain of the Fund's investments, including those reported as of December 31, 2021, and the values reported may differ materially from the values that the Fund may ultimately realize with respect to its investments. The impact of the COVID-19 pandemic may not yet be fully reflected in the fair value of the Fund's investments as the Fund's valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which the Fund is reporting. The valuation of the Fund's investments may not show the complete or the continuing impact of the COVID-19 pandemic and the resulting restrictive measures taken in response thereto. As a result, the Fund may continue to see a negative impact to the fair value of its investments.

(11) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements as of and for the twelve months ended December 31, 2021, except as discussed below:

Subsequent to December 31, 2021, the Fund paid previously declared dividends of $701 on the MRP shares through February 28, 2022.

The following common share distributions were declared on January 11, 2022:

Ex-Date: January 20, 2022
Record Date: January 21, 2022
Payable Date: January 31, 2022
Per Share Amount: $0.0975

The following common share distributions were declared on February 11, 2022:

Ex-Date: February 18, 2022
Record Date: February 22, 2022
Payable Date: February 28, 2022
Per Share Amount: $0.0975

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Ares Dynamic Credit Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period from November 1, 2019 to December 31, 2019, and each of the three years in the period ended October 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended, the period from November 1, 2019 to December 31, 2019, and each of the three years in the period ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2012.

Los Angeles, California
February 28, 2022

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

December 31, 2021

Fund Investment Objective, Policies and Risks:

Investment Objective and Policies:

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans made primarily to companies whose debt is rated below investment grade ("Senior Loans"), (ii) corporate bonds that are primarily high yield issues rated below investment grade ("Corporate Bonds"), (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as CLOs and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities.

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. The Fund may invest in securities of any duration and does not have a fixed duration target. The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of borrowers located anywhere in the world, and of borrowers that operate in any industry. The Fund may invest a significant amount of its capital in debt securities issued by issuers domiciled in Europe. The Fund is permitted to invest in investment grade and below investment grade rated CLO securities. The Fund may also invest in subordinated loans. The Fund may invest in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings.

The Fund may engage in leverage through the issuance of preferred shares and/or notes or other forms of indebtedness, including a credit facility.

The Adviser seeks to implement the Fund's investment strategy through the application of several techniques, including but not limited to:

(i)  investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles;

(ii)  adhering to the established credit underwriting processes of the Ares organization, an affiliate of the Adviser, and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers;

(iii)  monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and

(iv)  holding cash and engaging in derivative credit and interest rate hedges.

The Adviser will dynamically manage the Fund's portfolio by allocating the portfolio among investments in the various targeted credit markets in a manner that seeks to manage interest rate and credit risk and the duration of the Fund's portfolio. The term "dynamically manage" refers to the method of investment allocation that the Adviser will use to manage the Fund's assets and according to which the Adviser will evaluate and adjust, based on its analysis of the then current market environment and outlook, the Fund's portfolio of Senior Loans, Corporate Bonds, CLO securities and other permitted investments. The Adviser will seek to implement this dynamic allocation strategy with the intention of responding to changing market conditions and outlook, and achieving attractive risk-adjusted returns throughout the credit cycle. The Adviser believes that as market conditions change, so should the Fund's investment allocations. In addition, the Adviser may allocate portions of the Fund's portfolio to investments that it believes to be pre-disposed to positive event risk or to have attractive relative value characteristics given then current market conditions. The Adviser believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the then current market environment and outlook. There can be no assurance that the Adviser will seek to allocate the Fund's investments in any particular manner or that the Fund will be able to structure its investment portfolio as desired in any given market environment.

The Adviser's investment process is rigorous, proactive and on-going. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage, structural seniority and relative value. The Adviser may

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2021

also employ sector analysis to assess industry trends and characteristics that may impact a borrower's potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which criteria used by the Adviser may include an evaluation of whether a loan or debt security is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the borrower's indebtedness on a timely basis. The Adviser also takes into consideration the credit ratings of Borrowers in evaluating potential investments, although credit ratings are generally not considered to be the primary or determinative factor in the investment selection process. The Adviser also expects to gain exposure to borrowers across a broad range of industries and of varying characteristics and return profiles.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in debt securities, including (i) Senior Loans, (ii) Corporate Bonds, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as CLOs. This 80% Policy is non-fundamental and may be changed upon providing 60 days' prior written notice to stockholders.

Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities.

For defensive purposes, including during periods in which the Adviser determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective.

Risk Factors:

See Note 10 of the Notes to Financial Statements

Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.  make investments for the purpose of exercising control or management;

2.  purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

3.  issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.  underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

5.  make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, subordinated loans, Corporate Bonds, CLO securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 331/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2021

6.  invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers of any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments and their political subdivisions will not be considered to represent an industry (other than private purpose industrial development bonds issued on behalf of non-governmental issuers).

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2021

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month year ended December 31, 2020 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on SEC Form N-PORT. The Fund's Form N-PORT will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2021

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2021

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Advisors LLC
443 N. Willson Ave.
Bozeman, MT 59715

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2021

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2021

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs 1959	Director and Chairman of the Board	Since 2011***	Partner, Ares Management	1	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager of ARDC	Since 2012**	Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.	1	None
Independent Directors
Paula B. Pretlow 1955	Director	Since 2021	Prior to 2012, Senior Vice President, The Capital Group Companies	1	The Kresge Foundation; The Harry & Jeanette Weinberg Foundation; Northwestern University; CION Ares Diversified Credit Fund
John J. Shaw 1951	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	1	CION Ares Diversified Credit Fund

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2021

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Bruce H. Spector 1942	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	1	The Private Bank of California (2007-2013); CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2021

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.

Penni F. Roll 1965	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of ARCC and is Treasurer of CION Ares Diversified Credit Fund ("CADC"). She may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll also serves as a member of the Ares Diversity, Equity and Inclusion Council. Council. Ms. Roll joined Ares in 2010.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019

Ms. Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Department. She also serves as the Chief Compliance Officer of ARCC and CADC. Ms. Morgan joined Ares in September 2017.

Scott Lem 1977	Chief Financial Officer	Since 2016

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation. He also serves as Chief Financial Officer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of Ares Capital Corporation from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Secretary Vice President and Assistant Secretary	Since 2019 2017- 2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on credit matters. He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, Ivy Hill Asset Management's General Partner. Mr. Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President and Portfolio Manager of ARDC	Since 2013

Mr. Ashton is a Partner in the Ares Credit Group, Portfolio Manager of Alternative Credit and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's Global Structured Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business.

Daniel Hayward 1985	Vice President	Since 2016

Mr. Hayward is a Partner and Co-Portfolio Manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2012, he was a senior collateralized loan obligation analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

Charles Arduini 1969	Vice President and portfolio manager of ARDC	Since 2018	Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on structured credit investments. Mr. Arduini joined Ares in 2011.
Samantha Milner 1978	Vice President and portfolio manager of ARDC	Since 2018

Ms. Milner is a Partner, Portfolio Manager and Head of Research of U.S. Liquid Credit in the Ares Credit Group, where she is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, she serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Ms. Milner joined Ares in 2004.

Annual Report 2021

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2021

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Jason Duko 1977	Vice President	Since 2018

Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Previously, Mr. Duko was an Associate Portfolio Manager at Lord Abbett & Co. LLC, where he focused on its leveraged loan business, portfolio management, trading decisions and marketing.

Kapil Singh 1971	Vice President	Since 2018

Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at Double Line Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was a Co-Portfolio Manager and Senior Credit Analyst at Four Comers Capital, a subsidiary of Macquarie Funds Group. He also held positions as Bradford & Marzec, PPM America and Heller Financial.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	Since 2019

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management where he focuses on credit matters. He is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Ms. Sagati Aghili is General Counsel and Secretary of Ares Management Corporation. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Business Advisory Group, Enterprise Risk Committee and Communications Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as Vice President of ARCC, ARDC and CADC. Prior to being named the firm's General Counsel in 2020, Ms. Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Ms. Sagati Aghili joined Ares in 2009.

(1)  The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Annual Report 2021

(b)	Not applicable.

Item 2. Code of Ethics.

(a)            Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)            The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)            There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)            Not applicable.

(f)            A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)       The Board of Directors of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)       The names of the audit committee financial experts are John Joseph Shaw and Paula B. Pretlow. Each of Mr. Shaw and Ms. Pretlow has been deemed to be “independent” for the purpose of this Item because they are not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and do not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees

For the fiscal years ended December 31, 2020 and December 31, 2021, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $106,000 and $103,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)            Audit-Related Fees

For the fiscal years ended December 31, 2020 and December 31, 2021, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $12,100, respectively.

For the fiscal years ended December 31, 2020 and December 31, 2021, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)	Tax Fees

For the fiscal years ended December 31, 2020 and December 31, 2021, E&Y billed the Fund aggregate fees of $25,550 and $18,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal years ended December 31, 2020 and December 31, 2021, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)	All Other Fees

For the fiscal years ended December 31, 2020 and December 31, 2021, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended December 31, 2020 and December 31, 2021, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)	Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2020 and December 31, 2021, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2020 and December 31, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)	Not applicable.

(g)           For the fiscal years ended December 31, 2020 and December 31, 2021, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2020 and December 31, 2021, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)           E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)            The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are John Joseph Shaw, Paula B. Pretlow and Bruce H. Spector.

(b)            Not applicable.

Item 6. Investments.

(a)            Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)            Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager (since inception)

Investment Experience:

Mr. Brufsky is a Partner in the Ares Credit Group, Chairman of Global Liquid Credit, Portfolio Manager. Mr. Brufsky also serves as a Director, President, Chief Executive Officer and Portfolio Manager of the Fund. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.

Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California's Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager (since inception)

Investment Experience:

Mr. Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group. Mr. Ashton serves as a Vice President and Portfolio Manager for the Fund. Additionally, he serves as a member of the Ares Credit Group’s Alternative Credit Executive Committee, Alternative Credit Investment Committee, the Ares Dynamic Credit Allocation Fund Investment Committee, the Ares Pathfinder Fund and Pathfinder Core Fund Investment Committees and the Ares Diversity and Inclusion Council. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business. Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare and other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

Charles Arduini

Portfolio Manager (since 2018)

Investment Experience:

Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on alternative credit investments. Mr. Arduini serves as a Vice President and Portfolio Manager for the Fund. Additionally, he serves as a member of the Ares Credit Group’s Pathfinder Core Fund and Ares Dynamic Credit Allocation Fund Investment Committees. Prior to joining Ares in 2011, Mr. Arduini was a Managing Director at Indicus Advisors LLP, where he focused on structured credit investment opportunities. Previously, Mr. Arduini was Director of Structured Credit in the Fixed Income Investment Group and a Manager in the Risk Management Group at TIAA-CREF. In addition, Mr. Arduini worked in the telecommunications and information technology industries in various systems, operations and management roles.

Mr. Arduini holds a B.A. from Bucknell University in Mathematics and an M.S. from Stevens Institute of Technology in Mathematics. Mr. Arduini also holds an M.S. from Carnegie Mellon University in Computational Finance. Mr. Arduini is a CFA® charterholder and a member of the New York Society of Security Analysts.

Samantha Milner

Portfolio Manager (since 2018)

Investment Experience:

Ms. Milner is a Partner, Portfolio Manager and Head of U.S. Liquid Credit Research in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies. Ms. Milner serves as a Vice President and Portfolio Manager for the Fund. Additionally, she serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. She also serves on the Ares Diversity, Equity and Inclusion Council. Prior to joining Ares Management in 2004, Ms. Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where she focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements. Ms. Milner serves on the Board of Directors of STEAM: CODERS, a not-for-profit organization focused on underrepresented and underserved students through Science, Technology, Engineering, Art, and Math (STEAM), in preparation for academic and career opportunities. Ms. Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

(a)(2)       As of December 31, 2021, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Seth J. Brufsky	Registered investment companies	5	$3,011	0	$0
	Other pooled investment vehicles	6	$853	1	$50
	Other accounts	63	$29,510	48	$23,777

Keith Ashton	Registered investment companies	1	$692	0	$0
	Other pooled investment vehicles	7	$8,576	6	$6,450
	Other accounts	15	$3,933	11	$2,737

Charles Arduini	Registered investment companies	1	$692	0	$0
	Other pooled investment vehicles	2	$335	2	$335
	Other accounts	7	$1,828	3	$632

Samantha Milner	Registered investment companies	3	$1,480	0	$0
	Other pooled investment vehicles	4	$727	0	$0
	Other accounts	17	$5,859	4	$1,704

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, which include other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the other Ares-advised funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. To mitigate potential conflicts of interest, allocations of investment opportunities among the Fund and the other Ares-advised funds are determined in accordance with the Adviser’s allocation policy and consistent with its fiduciary duties and corresponding investment mandates. It is the Adviser’s policy that all investment opportunities will, to the extent practicable, be allocated among the Fund and the other Ares-advised funds on a basis that over a period of time is fair and equitable to the Fund and the other Ares-advised funds relative to each other, taking into account the terms of the relevant governing documents and the relevant facts and circumstances, including, but not limited to: (i) differences with respect to available capital, size of client, minimum investment amounts and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including size of the investment opportunity, minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; and (viii) prior or existing positions in a borrower/loan/security.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower's capital structure or otherwise in different classes of a borrower's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating time, services or resources among the Fund and the Adviser's other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

By reason of the various activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire material non-public information or other confidential information about a company while pursuing an investment opportunity or while monitoring an investment, which may give rise to a potential conflict of interest and restrict the ability of the Adviser to trade in the securities of such company. Such restriction would prohibit the Adviser from purchasing certain potential Fund investments that otherwise might have been purchased or from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by the Adviser’s executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Adviser it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Adviser or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2021.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	Over $1,000,000
Keith Ashton	$10,001-$50,000
Charles Arduini	None
Samantha Milner	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a), (b)	On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

During the twelve months ended December 31, 2021, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/21 through 01/31/21	None	--	None	1,781,899

Month #2 02/01/21 through 02/28/21	None	--	None	1,781,899

Month #3 03/01/21 through 03/31/21	None	--	None	1,781,899

Month #4 04/01/21 through 04/30/21	None	--	None	1,781,899

Month #5 05/01/21 through 05/31/21	None	--	None	1,781,899

Month #6 06/01/21 through 06/30/21	None	--	None	1,781,899

Month #7 07/01/21 through 07/31/21	None	--	None	1,781,899

Month #8 08/01/21 through 08/31/21	None	--	None	1,781,899

Month #9 09/01/21 through 09/30/21	None	--	None	1,781,899

Month #10 10/01/21 through 10/31/21	None	--	None	1,781,899

Month #11 11/01/21 through 11/30/21	None	--	None	1,781,899

Month #12 12/01/21 through 12/31/21	None	--	None	1,781,899

Total	None	--	None	1,781,899

(c)	The above-referenced share repurchase program has no expiration date.

(d), (e)	Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 9, 2022

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 9, 2022